EX-99.2 Mortgage Loan Purchase Agreement, dated as of September 14, 2011, between Morgan Stanley Capital I Inc. and Bank of America, National Association. (Filed as Exhibit 99.2 to the Registrant's Current Report on Form 8-K filed on October 11, 2011 and incorporated by reference herein)